News Release
CONTACT:

Gregg D. Adzema	Marli Quesinberry
Executive Vice President and	Director, Investor Relations and
Chief Financial Officer	Corporate Communications
(404) 407-1116	(404) 407-1898
greggadzema@cousinsproperties.com	marliquesinberry@cousinsproperties.com
COUSINS PROPERTIES REPORTS RESULTS FOR
QUARTER ENDED MARCH 31, 2016
Highlights

•	Funds From Operations for the first quarter were $0.21 per share.

•	Same property net operating income on a cash basis increased 8.6% during the first quarter.

•	Second generation net rent per square foot on a cash basis increased 6.3% during the first quarter.

•	Leased or renewed 220,232 square feet of office space during the first quarter.

•	Sold 100 North Point Center East, a 129,000 square foot office building in Atlanta, Georgia for $22.0 million.

•	Commenced development of 8000 Avalon, a 224,000 square foot office building in Atlanta, Georgia.

•
Repurchased 1.6 million shares of common stock for $13.7 million during the first quarter, bringing the total amount repurchased to 6.8 million shares for $61.5 million since the initiation of the program in September 2015.

ATLANTA (May 4, 2016) - Cousins Properties Incorporated (NYSE:CUZ) today reported its results of operations for the quarter ended March 31, 2016.
Financial Results
Funds From Operations ("FFO") was $43.5 million, or $0.21 per share, for the first quarter of 2016, compared with $45.9 million, or $0.21 per share, for the first quarter of 2015.
Net income available to common stockholders was $22.8 million, or $0.11 per share, for the first quarter of 2016, compared with $7.2 million, or $0.03 per share, for the first quarter of 2015.
2016 FFO Guidance
In light of the announcement made on April 29, 2016 regarding the signed definitive merger and spin-off agreement, Cousins Properties is withdrawing 2016 FFO guidance. The Company anticipates providing 2017 FFO guidance following completion of the transactions.
Investor Conference Call and Webcast
The Company will conduct a conference call at 11:00 a.m. (Eastern Time) on Thursday, May 5, 2016, to discuss the results of the quarter ended March 31, 2016. The number to call for this interactive teleconference is (877) 247-1056.
A replay of the conference call will be available for 14 days by dialing (877) 344-7529 and entering the passcode 10084608. The replay can be accessed on the Company's website, www.cousinsproperties.com, through the “Q1 2016 Cousins Properties Incorporated Earnings Conference Call” link on the Investor Relations page.
A copy of Cousins Properties first quarter 2016 Supplemental Information can be found in the Investor Relations section of the Company's website at www.cousinsproperties.com. The information in this update is for informational purposes based on current plans and assumptions and is subject to change. The Company undertakes no obligation to update this information.
Cousins Properties Incorporated is a leading fully-integrated real estate investment trust (REIT) with extensive experience in development, acquisition, financing, management, and leasing. Based in Atlanta, the Company actively invests in top-tier urban office assets and opportunistic mixed-use properties in Sunbelt markets.

The condensed consolidated statements of operations, condensed consolidated balance sheets, a schedule entitled Funds From Operations, which reconciles Net Income Available to Common Stockholders to FFO, and a schedule entitled Same Property Information, which reconciles cash basis same property net operating income to rental property revenues and rental property expenses, are attached to this press release. The change in second generation net rent per square foot on a cash basis represents the aggregate net rent (base rent less operating expense reimbursements and leasing costs) paid by prior tenants compared to the aggregate net rent paid by current tenants for spaces that have been re-leased in the office portfolio. Second generation leases exclude leases executed for spaces that were vacant upon acquisition, new leases in a development property, and leases for spaces that have been vacant for one year or more. More detailed information on Net Income (Loss) Available to Common Stockholders and FFO results is included in the “Net Income and Funds From Operations - Supplemental Detail” schedule, which is included along with other supplemental information in the Company’s Current Report on Form 8-K, which the Company is furnishing to the Securities and Exchange Commission (“SEC”), and which can be viewed through the “Supplemental Information” and “SEC Filings” links on the “Investor Information & Filings” link of the Investor Relations page of the Company’s website at www.cousinsproperties.com. This information may also be obtained by calling the Company’s Investor Relations Department at (404) 407-1898.
Certain matters contained in this report are “forward-looking statements” within the meaning of the federal securities laws and are subject to uncertainties and risks, as itemized in Item 1A included in the Annual Report on Form 10-K for the year ended December 31, 2015 and in the Quarterly Report on Form 10-Q for the three months ended March 31, 2016. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, plans, and objectives. They also include, among other things, statements regarding subjects that are forward-looking by their nature, such as, our business and financial strategy; our ability to obtain future financing arrangements; future acquisitions and future dispositions of operating assets; future acquisitions of land; future development and redevelopment opportunities; future dispositions of land and other non-core assets; future repurchases of common stock; projected operating results; market and industry trends; future distributions; projected capital expenditures; interest rates; statements about the benefits of the proposed transactions involving the Company and Parkway Properties Inc. ("Parkway"), including future financial and operating results, plans, objectives, expectations and intentions; all statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders; benefits of the proposed transactions to tenants, employees, stockholders and other constituents of the combined company; integrating our companies; cost savings; and the expected timetable for completing the proposed transactions.
Any forward-looking statements are based upon management's beliefs, assumptions, and expectations of our future performance, taking into account information currently available. These beliefs, assumptions, and expectations may change as a result of possible events or factors, not all of which are known. If a change occurs, our business, financial condition, liquidity, and results of operations may vary materially from those expressed in forward-looking statements. Actual results may vary from forward-looking statements due to, but not limited to, the following, the availability and terms of capital and financing; the ability to refinance or repay indebtedness as it matures; the failure of purchase, sale, or other contracts to ultimately close; the failure to achieve anticipated benefits from acquisitions and investments or from dispositions; the potential dilutive effect of common stock offerings; the failure to achieve benefits from the repurchase of common stock; the availability of buyers and adequate pricing with respect to the disposition of assets; risks and uncertainties related to national and local economic conditions, the real estate industry in general, and the commercial real estate markets in particular; changes to our strategy with regard to land and other non-core holdings that require impairment losses to be recognized; leasing risks, including the ability to obtain new tenants or renew expiring tenants, and the ability to lease newly developed and/or recently acquired space; the adverse change in the financial condition of one or more of our major tenants; volatility in interest rates and insurance rates; the availability of sufficient investment opportunities; competition from other developers or investors; the risks associated with real estate developments (such as zoning approval, receipt of required permits, construction delays, cost overruns, and leasing risk); the loss of key personnel; the potential liability for uninsured losses, condemnation, or environmental issues; the potential liability for a failure to meet regulatory requirements; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust and meet regulatory requirements; risks associated with the ability to consummate the proposed merger and the timing of the closing of the proposed merger; risks associated with the ability to consummate the proposed spin-off of a company holding the Houston assets of the Company and Parkway (“HoustonCo”) and the timing of the closing of the proposed spin-off; risks associated with the ability to list the common stock of HoustonCo on the New York Stock Exchange following the proposed spin-off; risks associated with the ability to consummate certain asset sales contemplated by Parkway and the timing of the closing of such proposed asset sales; risks associated with the ability to consummate the proposed reorganization of certain assets and liabilities of Cousins and Parkway, including the contemplated structuring of the Company and HoustonCo as “UPREITs” following the consummation of the proposed transactions; the failure to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the proposed transactions; the ability to secure favorable interest rates on any borrowings incurred in connection with the proposed transactions; the impact of such indebtedness incurred in connection with the proposed transactions; the ability to successfully integrate our operations and employees; the ability to realize anticipated benefits and synergies of the proposed transactions; material changes in the dividend rates on securities or the ability to pay dividends on common shares or other securities; potential changes to tax legislation; changes in demand for developed properties; risks associated with the acquisition, development, expansion, leasing and management of properties; risks associated with the geographic concentration of the Company, Parkway or HoustonCo; the potential impact of announcement of the proposed transactions or consummation of the proposed transactions on relationships, including with tenants, employees, customers and competitors; the unfavorable outcome of any legal proceedings that have been or may be instituted against the Company, Parkway or any company spun-off by the combined company; significant costs related to uninsured losses, condemnation, or environmental issues; the amount of the costs, fees, expenses and charges related to the proposed transactions and the actual terms of the financings that may be obtained in connection with the proposed transactions; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by the Company and Parkway.
The words “believes,” “expects,” “anticipates,” “estimates,” “plans,” “may,” “intend,” “will,” or similar expressions are intended to identify forward-looking statements. Although we believe that our plans, intentions, and expectations reflected in any forward-looking statements are reasonable, we can give no assurance that such plans, intentions, or expectations will be achieved. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information, or otherwise, except as required under U.S. federal securities laws.
In connection with the proposed transaction with Parkway, Cousins intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Cousins and Parkway that also constitutes a prospectus of Cousins. Investors and security holders are urged to read the joint proxy statement/prospectus and other relevant documents filed with the SEC, when they become available, because they will contain important information about the proposed transaction. Investors and security holders may obtain free copies of these documents, when they become available, and other documents filed with the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Cousins by contacting Cousins Investor Relations at (404) 407-1898. Investors and security holders may obtain free copies of the documents filed with the SEC by Parkway by contacting Parkway Investor Relations at (407) 650-0593.

Cousins and Parkway and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about Cousins’ directors and executive officers is available in Cousins’ proxy statement for its 2016 Annual Meeting, which was filed with the SEC on March 22, 2016. Information about directors and executive officers of Parkway is available in the proxy statement for its 2016 Annual Meeting, which was filed with the SEC on March 28, 2016. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive joint proxy statement/prospectus and other relevant materials filed with the SEC regarding the merger when they become available. Investors should read the definitive joint proxy statement/prospectus carefully before making any voting or investment decisions when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Cousins or Parkway using the sources indicated above.

This communication and the information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited; in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2016	2015
Revenues:
Rental property revenues	$88,476	$90,033
Fee income	2,199	1,816
Other	576	127
	91,251	91,976
Costs and expenses:
Rental property operating expenses	35,609	37,954
Reimbursed expenses	870	1,111
General and administrative expenses	8,492	3,595
Interest expense	7,414	7,677
Depreciation and amortization	31,969	36,147
Acquisition and related costs	19	83
Other	106	357
	84,479	86,924
Income from continuing operations before taxes, unconsolidated joint ventures, and sale of investment properties	6,772	5,052
Income from unconsolidated joint ventures	1,834	1,611
Income from continuing operations before gain on sale of investment properties	8,606	6,663
Gain on sale of investment properties	14,190	1,105
Income from continuing operations	22,796	7,768
Loss from discontinued operations:
Loss from discontinued operations	—	(14)
Loss on sale from discontinued operations	—	(551)
	—	(565)
Net income	22,796	7,203
Net income attributable to controlling interests	22,796	7,203
Net income available to common stockholders	$22,796	$7,203
Per common share information — basic and diluted:
Income from continuing operations	$0.11	$0.04
Income from discontinued operations	—	(0.01)
Net income	$0.11	$0.03
Weighted average shares — basic	210,904	216,568
Weighted average shares — diluted	210,974	216,754
Dividends declared per common share	$0.080	$0.080

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS
(unaudited; in thousands, except per share amounts)

	Three Months Ended March 31,
	2016	2015
Net Income	$22,796	$7,203
Depreciation and amortization of real estate assets:
Consolidated properties	31,592	35,724
Share of unconsolidated joint ventures	3,259	2,743
(Gain) loss on sale of depreciated properties:
Consolidated properties	(14,190)	(286)
Discontinued properties	—	551
Funds From Operations	$43,457	$45,935
Per Common Share — Basic and Diluted:
Net Income Available	$0.11	$0.03
Funds From Operations	$0.21	$0.21
Weighted Average Shares — Basic	210,904	216,568
Weighted Average Shares — Diluted	210,974	216,754

The table above shows Funds From Operations Available to Common Stockholders (“FFO”) and the related reconciliation to Net Income Available to Common Stockholders for Cousins Properties Incorporated and Subsidiaries. The Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts' ("NAREIT") definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States ("GAAP")), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, impairment losses on depreciable investment property and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and other key employees.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)

	March 31, 2016	December 31, 2015
	(unaudited)
Assets:
Real estate assets:
Operating properties, net of accumulated depreciation of $377,418 and $352,350 in 2016 and 2015, respectively	$2,188,980	$2,194,781
Projects under development	41,871	27,890
Land	17,768	17,829
	2,248,619	2,240,500
Real estate assets and other assets held for sale, net of accumulated depreciation and amortization of $7,200 in 2015	—	7,246

Cash and cash equivalents	5,464	2,003
Restricted cash	4,929	4,304
Notes and accounts receivable, net of allowance for doubtful accounts of $1,100 and $1,353 in 2016 and 2015, respectively	12,635	10,828
Deferred rents receivable	70,790	67,258
Investment in unconsolidated joint ventures	111,046	102,577
Intangible assets, net of accumulated amortization of $109,328 and $103,458 in 2016 and 2015, respectively	117,729	124,615
Other assets	39,196	35,989
Total assets	$2,610,408	$2,595,320
Liabilities:
Notes payable	$767,811	$718,810
Accounts payable and accrued expenses	48,693	71,739
Deferred income	29,959	29,788
Intangible liabilities, net of accumulated amortization of $29,199 and $26,890 in 2016 and 2015, respectively	57,283	59,592
Other liabilities	30,378	30,629
Liabilities of real estate assets held for sale	—	1,347
Total liabilities	934,124	911,905
Commitments and contingencies	—	—
Equity:
Stockholders' investment:
Preferred stock, $1 par value, 20,000,000 shares authorized, -0- shares issued and outstanding in 2016 and 2015	—	—
Common stock, $1 par value, 350,000,000 shares authorized, 220,436,378 and 220,255,676 shares issued in 2016 and 2015, respectively	220,436	220,256
Additional paid-in capital	1,722,020	1,722,224
Treasury stock at cost, 10,329,082 and 8,742,181 shares in 2016 and 2015, respectively	(148,373)	(134,630)
Distributions in excess of cumulative net income	(118,557)	(124,435)
Total stockholders' investment	1,675,526	1,683,415
Nonredeemable noncontrolling interests	758	—
Total equity	1,676,284	1,683,415
Total liabilities and equity	$2,610,408	$2,595,320

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
SAME PROPERTY INFORMATION
(unaudited; in thousands)

	Three Months Ended March 31,
	2016	2015
Net Operating Income - Consolidated Properties
Rental property revenues	$88,476	$90,033
Rental property expenses	(35,609)	(37,954)
	52,867	52,079
Net Operating Income - Discontinued Operations
Rental property revenues	—	4
Rental property expenses	—	(18)
	—	(14)
Net Operating Income - Unconsolidated Joint Ventures	6,646	5,988
Total Net Operating Income	$59,513	$58,053

Net Operating Income
Same Property	$44,777	$42,936
Non-Same Property	14,736	15,117
	$59,513	$58,053

Non-Cash Items
Straight-line rent	$3,595	$6,285
Non-cash income	1,672	1,536
Non-Cash Expense	13	(77)
	$5,280	$7,744
Cash Basis Property Net Operating Income
Same Property	41,615	38,304
Non-Same Property	12,618	12,005
	$54,233	$50,309

This schedule shows Same Property Net Operating Income and the related reconciliation to rental property revenues and rental property expenses. Net Operating Income is used by industry analysts, investors and Company management to measure operating performance of the Company's properties. Net Operating Income, which is rental property revenues less rental property operating expenses, excludes certain components from net income in order to provide results that are more closely related to a property's results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property's performance. Depreciation and amortization are also excluded from Net Operating Income. Same Property Net Operating Income includes those office properties that have been fully operational in each of the comparable reporting periods. A fully operational property is one that has achieved 90% economic occupancy for each of the two periods presented or has been substantially complete and owned by the Company for each of the two periods presented and the preceding year. Same Property Net Operating Income allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company's portfolio.

Cash Basis Same Property Net Operating Income represents Net Operating Income excluding straight-line rents, amortization of lease inducements, and amortization of acquired above and below market rents.